QuickLinks -- Click here to rapidly navigate through this document

Exhibit 31.1

Chief Executive Officer Certification of the Quarterly Financial Statements

        I, David J. McIlquham, certify that:

    1.
    I have reviewed this quarterly report on Form 10-Q for the quarter ended May 29, 2005 of Sealy Mattress Corporation (the "Corporation");

    2.
    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

    3.
    Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Corporation as of, and for, the periods presented in this report;

    4.
    The Corporation's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Corporation and have:

    (a)
    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    (b)
    Evaluated the effectiveness of the Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

    (c)
    Disclosed in this report any change in the Corporation's internal control over financial reporting that occurred during the Corporation's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Corporation's internal control over financial reporting; and

    5.
    The Corporation's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Corporation's auditors and the audit committee of the Corporation's board of:

    (a)
    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize and report financial information; and

    (b)
    Any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls over financial reporting.

Date: July 13, 2005

/s/ DAVID J. MCILQUHAM
David J. McIlquham Chief Executive Officer (Principal Executive Officer)

QuickLinks

  Exhibit 31.1
Chief Executive Officer Certification of the Quarterly Financial Statements